
Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   8
Statement of Operations................   9
Statement of Changes in Net Assets.....  10
Financial Highlights...................  11
Notes to Financial Statements..........  12
Independent Auditors' Report...........  15
Dividend Reinvestment Plan.............  16

VCV ANR 12/95

Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview
  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994-- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than the fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

  Closer to home, the California municipal bond market suffered from the default of Orange County securities and the county's June 27 election, in which voters turned down a sales tax increase to repay the obligations. We are pleased to report that the Trust was not materially impacted by the Orange County bankruptcy or the subsequent defeat of the sales tax proposal. More than 67 percent of the Trust's portfolio is rated AAA, the highest rating assigned to municipal bonds by Standard & Poor's Ratings Group.

Performance Summary
  The Trust produced a tax-exempt distribution of 6.00 percent<F3>, based on the closing stock price of $12.00 per common share on October 31, 1995. Because income from the Trust is exempt from federal and California state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for California residents in the combined marginal tax bracket of 43 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.53 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) than many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for

(Continued on page two)


1

example, gained more than 7.8 percent from October 1994 to October 1995. Moreover, the Trust generated a one-year total return at market price of 15.04 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

[GRAPH]

Trust Participates
in Market Gains of '95

                       Market
   Date      NAV       Price

31-Oct-94    12.64     11.1250
30-Nov-94    12.07     11.1250
31-Dec-94    12.47     10.5000
31-Jan-95    13.09     11.3750
28-Feb-95    13.86     12.5000
31-Mar-95    13.96     12.0000
30-Apr-95    13.85     12.3750
31-May-95    14.63     11.8750
30-Jun-95    14.12     12.1250
31-Jul-95    14.23     12.1250
31-Aug-95    14.48     11.8750
30-Sep-95    14.55     12.0000
31-Oct-95    14.80     12.0000
Based on month-end prices

Economic Outlook
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended October 31, 1995
Van Kampen Merritt California Value Municipal Income Trust
(NYSE Ticker Symbol  VCV)

Total Returns
One-year total return based on market price<F1>........................................   15.04%
One-year total return based on NAV<F2>.................................................   23.85%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    4.80%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    8.42%
Distribution rate as a % of closing common stock price<F3>.............................    6.00%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.53%

Share Valuations
Net asset value........................................................................ $ 14.80
Closing common stock price ............................................................ $ 12.000
One-year high common stock price (04/18/95)............................................ $ 12.625
One-year low common stock price (11/15/94)............................................. $ 10.125
Preferred share rate<F5>...............................................................    3.65%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3


Portfolio of Investments
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Municipal Bonds
          California  91.5%
$  1,750  California Pollutn Ctl Fin Auth Pollutn Ctl Rev IBM
          Proj Rfdg .............................................   6.800%  11/01/11  $  1,856,960
     680  California Rural Home Mtg Fin Auth Single Family Mtg
          Rev Ser A2 (GNMA Collateralized) ......................   7.950   12/01/24       785,903
   5,000  California St (FGIC Insd) .............................   6.400   09/01/07     5,583,550
   2,670  California St Dept Wtr Res Cent Vly Proj Rev Wtr Sys
          Ser L Rfdg (MBIA Insd) ................................   5.625   12/01/12     2,694,431
   3,000  California St Pub Wks Brd Energy Efficiency Rev
          Ser A (FSA Insd) ......................................   5.250   05/01/08     3,012,240
   3,000  California St Pub Wks Brd Lease Rev Dept of
          Corrections CA St Prison D Susanville (MBIA Insd) .....   5.375   06/01/18     2,878,710
   4,000  California St Pub Wks Brd Lease Rev Dept of
          Corrections Monterey Ser A (MBIA Insd) ................   6.400   11/01/10     4,347,560
   1,230  California St Pub Wks Brd Lease Rev Var Univ CA Proj
          Ser A .................................................   5.600   11/01/02     1,290,159
   2,500  California St Pub Wks Brd Lease Rev Var Univ CA Proj
          Ser A .................................................   5.800   10/01/03     2,651,100
   2,220  California St Pub Wks Brd Lease Rev Var Univ CA Proj
          Ser A .................................................   5.800   11/01/04     2,349,115
   3,000  California St Pub Wks Brd Lease Rev Var Univ CA Proj
          Ser A (AMBAC Insd) ....................................   6.200   12/01/06     3,248,100
   2,400  California St Var Rate Cpn (AMBAC Insd) ...............   6.400   09/01/08     2,673,000
   1,000  California Statewide Cmntys Dev Corp Ctfs Partn Insd
          United Westn Med Cent .................................   6.750   12/01/21     1,049,050
   2,515  Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr
          Sys Proj Rfdg (AMBAC Insd) ............................   7.000   08/01/07     2,927,133
   1,440  Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist Swr
          Sys Proj Rfdg (AMBAC Insd) ............................   7.000   08/01/08     1,675,584
   2,500  East Bay, CA Muni Util Dist Wtr Sys Rev Sub Rfdg ......   6.000   06/01/12     2,537,500
   3,100  Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser A ....       *   01/01/27       369,768
   5,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev Ser
          A .....................................................       *   01/01/25       689,400
   6,605  Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev Ser A .....................................       *   01/01/28       735,863


4  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          California (Continued)
$  3,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev Ser
          A .....................................................   6.500%  01/01/32  $  3,015,030
   3,000  Huntington Park, CA Redev Agy Single Family
          Residential Mtg Rev Ser A Rfdg (FHA Gtd) ..............   8.000   12/01/19     3,892,830
   2,000  Imperial Irrigation Dist CA Ctfs Partn Elec Sys Proj
          (MBIA Insd) ...........................................   6.750   11/01/11     2,231,200
   2,340  Inglewood, CA Redev Agy Tax Alloc Century Redev Proj
          Ser A Rfdg ............................................   6.000   07/01/08     2,366,278
   1,000  La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Rfdg (MBIA Insd) ......................................   7.300   09/01/06     1,189,110
   1,740  La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Rfdg (MBIA Insd) ......................................   7.300   09/01/07     2,072,514
   1,600  La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Rfdg (MBIA Insd) ......................................   7.300   09/01/08     1,907,456
   3,000  Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap Constr
          Rfdg (AMBAC Insd) .....................................   5.000   03/01/11     2,817,630
   3,250  Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop C
          2nd Sr Ser A (MBIA Insd) ..............................   6.250   07/01/13     3,421,665
   5,000  Los Angeles, CA Convention & Exhibition Cent Auth
          Lease Rev Ser A Rfdg (MBIA Insd) ......................   5.150   08/15/08     4,939,250
   1,230  Merced, CA Irrigation Dist Ctfs Partn Wtr Fac Proj ....   6.400   11/01/10     1,257,786
   2,000  Monrovia, CA Redev Agy Tax Alloc Cent Redev Proj Area
          1 Ser B Rfdg (AMBAC Insd) .............................   6.700   05/01/21     2,158,360
   1,000  Montebello, CA Unified Sch Dist Ctfs Partn Cap Impts
          Proj ..................................................   6.300   06/01/11     1,013,930
   3,000  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded Cap)
          (AMBAC Insd) <F2> .....................................   5.125   12/01/23     2,691,000
     265  Paradise, CA Irrigation Dist Rev Ctfs Partn Wtr Sys
          Proj ..................................................   6.000   01/01/02       268,511
     335  Paradise, CA Irrigation Dist Rev Ctfs Partn Wtr Sys
          Proj ..................................................   6.150   01/01/03       340,980
     340  Paradise, CA Irrigation Dist Rev Ctfs Partn Wtr Sys
          Proj ..................................................   6.200   01/01/04       345,620
   3,455  Paradise, CA Irrigation Dist Rev Ctfs Partn Wtr Sys
          Proj ..................................................   6.400   01/01/14     3,489,170
   2,040  Paramount, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Rfdg (MBIA Insd) ......................................   6.100   08/01/08     2,183,779


5  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------
          California (Continued)
$  2,000  Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Rfdg (MBIA Insd) .............................   6.250%  08/01/23  $  2,078,280
   5,000  Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Ser B (MBIA Insd) ............................       *   08/01/26       670,200
   4,000  Port Oakland, CA Port Rev Ser A (BIGI Insd) .......   7.600   11/01/16     4,253,080
   2,000  Port Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
          Ltd Ser A .........................................   6.750   01/01/12     2,098,620
   5,000  Riverside Cnty, CA Single Family Rev Single Family
          Mtg Issue B (GNMA Collateralized) .................   8.625   05/01/16     6,755,100
   4,150  Riverside, CA Elec Rev Rfdg .......................   5.000   10/01/13     3,798,039
   1,500  Sacramento, CA Cogeneration Auth Cogeneration Proj
          Rev Procter & Gamble Proj .........................   6.375   07/01/10     1,538,325
   1,000  Sacramento, CA Cogeneration Auth Cogeneration Proj
          Rev Procter & Gamble Proj .........................   6.500   07/01/14     1,024,130
   2,000  Sacramento, CA Muni Util Dist Elec Rev Ser E (MBIA
          Insd) .............................................   5.750   05/15/22     1,987,820
   3,000  San Francisco, CA City & Cnty Redev Agy Multi
          Family Rev Hsg South Beach Proj Rfdg (GNMA
          Collateralized) ...................................   5.500   03/01/14     2,876,100
   1,320  San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg ...................................   5.900   08/01/03     1,297,362
   2,500  San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg ...................................   6.150   08/01/13     2,435,250
   1,250  San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev San
          Mateo Cnty Hlth Care Cent Ser A (FSA Insd) ........   5.600   07/15/04     1,322,200
   2,000  San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev San
          Mateo Cnty Hlth Care Cent Ser A (FSA Insd) ........   5.700   07/15/05     2,127,020
   2,000  San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev San
          Mateo Cnty Hlth Care Cent Ser A (FSA Insd) ........   5.800   07/15/06     2,124,400
   1,000  San Mateo Cnty, CA Transit Dist Sales Tax Rev Ser
          A Rfdg (MBIA Insd) ................................   5.250   06/01/18       954,790
   4,680  South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr
          Lien Ser A Rfdg (MBIA Insd) .......................   7.000   09/01/07     5,437,364
   2,000  Sunnyvale, CA Fin Auth Utils Rev Wastewtr Reuse &
          Sludge Ser A (MBIA Insd) ..........................   6.300   10/01/17     2,075,200


6  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
          California (Continued)
$  3,000  University CA Rev Multi Purp Projs Ser C Rfdg
          (AMBAC Insd) ..........................................   5.125%  09/01/13  $   2,846,820
   2,955  University CA Rev Multi Purp Projs Ser D
          (MBIA Insd) ...........................................  10.000   09/01/02      3,872,114
                                                                                       -------------
                                                                                        136,529,439
                                                                                       -------------
          Puerto Rico  6.7%
   3,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg ............................................   6.625   07/01/12      3,204,300
   2,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser W Rfdg ............................................   5.500   07/01/17      1,918,020
   1,700  Puerto Rico Comwlth Ser A Rfdg ........................   6.250   07/01/10      1,780,240
   3,000  Puerto Rico Pub Bldg Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg ........................................   5.600   07/01/08      3,094,620
                                                                                       -------------
                                                                                          9,997,180
                                                                                       -------------
Total Long-Term Investments 98.2%
(Cost $139,337,818) <F1>...........................................................     146,526,619
Short-Term Investments at Amortized Cost  0.1%.....................................         200,000
Other Assets in Excess of Liabilities  1.7%........................................       2,535,728
                                                                                       -------------
Net Assets  100%...................................................................  $  149,262,347
                                                                                     ===============

*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $139,337,818;
      the aggregate gross unrealized appreciation is $7,438,287 and the aggregate gross unrealized depreciation is $249,486, resulting in net unrealized appreciation of $7,188,801.

<F2>  An embedded cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality
AAA.....    67.4%
AA......     1.7
A.......    17.1
BBB.....    13.8
          -------
           100.0%
          =======

7  See Notes to Financial Statements


Statement of Assets and Liabilities
October 31, 1995
---------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $139,337,818) (Note 1).....................................  $  146,526,619
Short-Term Investments (Note 1)...............................................................         200,000
Cash..........................................................................................          68,378
Interest Receivable...........................................................................       2,768,915
Unamortized Organizational Expenses (Note 1)..................................................          12,474
                                                                                                ---------------
  Total Assets................................................................................     149,576,386
                                                                                                ---------------
Liabilities:
Payables:
  Investment Advisory Fee (Note 2)............................................................          82,131
  Income Distributions - Common and Preferred Shares..........................................          66,315
  Administrative Fee (Note 2).................................................................          25,271
Accrued Expenses..............................................................................         140,322
                                                                                                ---------------
  Total Liabilities...........................................................................         314,039
                                                                                                ---------------
Net Assets....................................................................................  $  149,262,347
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,200 issued with
liquidation preference of $50,000 per share) (Note 4).........................................  $   60,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
6,029,844 shares issued and outstanding)......................................................          60,298
Paid in Surplus ..............................................................................      88,589,917
Net Unrealized Appreciation on Investments....................................................       7,188,801
Accumulated Undistributed Net Investment Income...............................................         356,720
Accumulated Net Realized Loss on Investments..................................................      (6,933,389)
                                                                                                ---------------
  Net Assets Applicable to Common Shares......................................................      89,262,347
                                                                                                ---------------
Net Assets....................................................................................  $  149,262,347
                                                                                                ===============
Net Asset Value Per Common Share ($89,262,347 divided by 6,029,844 shares outstanding)........  $        14.80
                                                                                                ===============

8  See Notes to Financial Statements


Statement of Operations
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $    8,391,746
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................         928,539
Administrative Fee (Note 2).....................................         285,704
Preferred Share Maintenance (Note 4)............................         176,222
Custody (Note 1)................................................          48,129
Trustees Fees and Expenses (Note 2).............................          29,082
Legal (Note 2)..................................................          26,887
Amortization of Organizational Expenses (Note 1)................           4,997
Other...........................................................         123,789
                                                                  ---------------
  Total Expenses................................................       1,623,349
  Earnings Credits on Cash Balances (Note 1)....................          (8,642)
                                                                  ---------------
  Net Expenses..................................................       1,614,707
                                                                  ---------------
Net Investment Income...........................................  $    6,777,039
                                                                  ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...........................................  $   56,921,336
  Cost of Securities Sold.......................................     (57,959,980)
                                                                  ---------------
Net Realized Loss on Investments ...............................      (1,038,644)
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................      (7,182,476)
  End of the Period.............................................       7,188,801
                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....      14,371,277
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $   13,332,633
                                                                  ===============
Net Increase in Net Assets from Operations......................  $   20,109,672
                                                                  ===============

9  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     6,777,039   $     6,778,816
Net Realized Loss on Investments...................................       (1,038,644)       (5,894,745)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................       14,371,277       (12,997,137)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       20,109,672       (12,113,066)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (4,667,035)       (4,992,689)
  Preferred Shares.................................................       (2,424,795)       (1,595,368)
                                                                     ----------------  ----------------
                                                                          (7,091,830)       (6,588,057)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-          (333,450)
  Preferred Shares.................................................              -0-           (63,997)
                                                                     ----------------  ----------------
                                                                                 -0-          (397,447)
                                                                     ----------------  ----------------
Total Distributions................................................       (7,091,830)       (6,985,504)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       13,017,842       (19,098,570)
Net Assets:
Beginning of the Period............................................      136,244,505       155,343,075
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of$356,720 and $671,511, respectively).............................  $   149,262,347   $   136,244,505
                                                                     ================  ================

10  See Notes to Financial Statements

Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------
                                                                              April 30, 1993
                                                   Year         Year          (Commencement
                                                   Ended        Ended         of Investment
                                                   October 31,  October 31,   Operations) to
                                                   1995         1994          October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $    12.644  $    15.812   $         14.714
                                                   -----------  ------------  ----------------
Net Investment Income............................        1.124        1.124               .424
Net Realized and Unrealized Gain/Loss on
Investments......................................        2.211       (3.133)             1.018
                                                   -----------  ------------  ----------------
Total from Investment Operations.................        3.335       (2.009)             1.442
                                                   -----------  ------------  ----------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..................         .774         .828               .276
    Common Share Equivalent of Distributions Paid to
    Preferred Shareholders.......................         .402         .265               .068
  Distributions from Net Realized Gain on
  Investments (Note 1):
    Paid to Common Shareholders..................          -0-         .055               -0-
    Common Share Equivalent of Distributions Paid to
    Preferred Shareholders.......................          -0-         .011               -0-
                                                   -----------  ------------  ----------------
Total Distributions..............................        1.176        1.159               .344
                                                   -----------  ------------  ----------------
Net Asset Value, End of the Period...............  $    14.803  $    12.644   $         15.812
                                                   ===========  ============  ================
Market Price Per Share at End of the Period......  $    12.000  $    11.125   $         14.750
Total Investment Return at Market Price
(Non-Annualized) <F2>............................       15.04%      (19.23%)              .18%
Total Return at Net Asset Value (Non-Annualized)
<F3>.............................................       23.85%      (14.93%)             7.28%

Net Assets at End of the Period (In millions) ...  $     149.3  $     136.2   $          155.3
Ratio of Expenses to Average Net Assets Applicable
to Common Shares (Annualized) <F4>...............        1.96%        1.89%              1.56%
Ratio of Expenses to Average Net Assets
(Annualized) <F4>................................        1.14%        1.11%              1.14%
Ratio of Net Investment Income to Average Net
Assets Applicable to Common Shares
(Annualized) <F5>................................        5.25%        6.02%              4.68%
Portfolio Turnover...............................       41.25%       92.54%             35.62%

<F1>  Net asset value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per  common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances. (Note 1)

<F5>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

11  See Notes to Financial Statements

Notes to Financial Statements
October 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on April 30, 1993.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

12

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

E. Expense Reductions-During the year ended October 31, 1995, the Trust's custody fee was reduced by $8,642 as a result of credits earned on overnight cash balances.

F. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $6,933,389, of which $5,894,745 and $1,038,644 will expire on October 31, 2002 and 2003, respectively.

G. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $11,800 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

13

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,100.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $57,644,188 and $57,959,980, respectively.

4. Preferred Shares
The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1995, was 3.65%. During the year ended October 31, 1995, the rates ranged from 3.300% to 6.375%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

14

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt California Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt California Value Municipal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1995

15

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
          Attn: Closed-End Funds

16

Van Kampen Merritt California Value Municipal Income Trust
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

17